Exhibit 31.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Cook, certify that:

1.
I have reviewed this annual report on Form 10-K of CorMedix Inc. for the year ended December 31, 2017;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 11, 2018	/s/ Robert Cook
	Name:	Robert Cook
	Title:	Chief Financial Officer (Principal Financial Officer)